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Exhibit 23.1

Consent of Independent Auditors

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File No. 107517) and in the Registration Statements on Form S-8 (File Nos. 33-72700, 33-62522, 33-8697, 33-13953, 33-40744, 33-46963, 333-28417, and 333-82292) of Advanced Magnetics, Inc. of our report dated November 11, 2003 relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 2003

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  Exhibit 23.1
Consent of Independent Auditors